DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Institutional Index Portfolio

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2009

This Supplement describes certain developments relating to the U.S. Large Company Institutional Index Portfolio.  These developments will not affect the value of your investment in the Portfolio.

On December 18, 2009, the Board of Directors of Dimensional Investment Group Inc., on behalf of the U.S. Large Company Institutional Index Portfolio (the “Large Company Institutional Portfolio”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), under which the U.S. Large Company Portfolio (the “Large Company Portfolio”), a portfolio of DFA Investment Dimensions Group Inc., will be reorganized with and into the Large Company Institutional Portfolio (the “Reorganization”).

The Large Company Institutional Portfolio and the Large Company Portfolio have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The U.S. Large Company Series, a series of The DFA Investment Trust Company.

Under the Plan of Reorganization, the Large Company Portfolio will transfer substantially all of its assets to the Large Company Institutional Portfolio, in exchange solely for shares of the Large Company Institutional Portfolio, which shares will be distributed to shareholders of the Large Company Portfolio according to the aggregate net asset value of their shares held in the Large Company Portfolio immediately prior to the Reorganization. It is currently expected that the Reorganization will be completed on or about February 26, 2010.  Upon the completion of the Reorganization, the Large Company Institutional Portfolio will change its name to the “U.S. Large Company Portfolio.”

As a consequence, the following changes are made to the disclosure contained in the Prospectus:

•	The third bullet point on the cover page of the Prospectus is deleted.

•	The second and third sentences on page 5, under the heading “Purchase, Valuation, and Redemption of Shares,” are deleted.

•	The first two paragraphs under the heading “Purchase of Shares” on page 10 of the Prospectus are deleted in their entirety and replaced with the following:

Investors may purchase shares of the Portfolio by first contacting the Advisor at (888) 576-1167 or (512) 306-7400 to notify the Advisor of the proposed investment. The Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions, and a limited number of certain other investors as approved from time to time by the Advisor (“Eligible Investors”). Eligible Investors include employees, former employees, shareholders and directors of the Advisor and the Fund and friends and family members of such persons. All investments are subject to approval of the Advisor, and all investors must complete and submit the necessary account registration forms in good order. The Funds reserve the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

“Good order” with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor have been received in legible form, and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (normally, 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by a Fund arising out of such cancellation. To recover any such loss, the Funds reserve the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The date of this Supplement is December 22, 2009.